Exhibit 10.27

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,010,027 00	03-19-2013	03-18-2014	11119391	4a	37027	RUSSN

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item

Any item above containing **** has been omitted due to text length limitations

Borrower	Foundation Surgery Affiliates, LLC (TIN 80-0322719) East El Paso Physicians’ Medical Center LLC (TIN 26-1281512) 14000 N PORTLAND AVE STE 205 OKLAHOMA CITY, OK 73134-4004	Lender	Legacy Bank OKC May 2801 W Memorial Oklahoma City OK 73134

Principal Amount $2,010,027 00	Date of Note March 19, 2013

PROMISE TO PAY Foundation Surgery Affiliates, LLC, and East El Paso Physicians Medical Center, LLC (“Borrower”) jointly and severally promise to pay to Legacy Bank (“Lender”), or order, in lawful money of the United States of America the principal amount of Two Million Ten Thousand Twenty-seven & 00/100 Dollars ($2,010,027 00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance interest shall be calculated from the date of each advance until repayment of each advance

PAYMENT Borrower will pay this loan in full immediately upon Lenders demand If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 18, 2014 In addition Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 19, 2013, with all subsequent interest payments to be due on the same day of each month after that Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs then to any late charges, then to any accrued unpaid interest and then to principal Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing

VARIABLE INTEREST RATE The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the minimum prime lending rate for large U S Money Center Commercial banks as published in the Money Rate Section of the Wall Street Journal (the “Index”) The Index is not necessarily the lowest rate charged by Lender on its loans If the Index becomes unavailable during the term of this loan Lender may designate a substitute index after notifying Borrower Lender will tell Borrower the current Index rate upon Borrower’s request The interest rate change will not occur more often than each day Borrower understands that Lender may make loans based on other rates as well The Index currently is 3 250% per annum Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph using a rate of 3 750 percentage points over the Index rounded up to the nearest 0 001 percent adjusted if necessary for any minimum and maximum rate limitations described below resulting in an initial rate of 7 000% per annum based on a year of 360 days NOTICE Under no circumstances will the interest rate on this Note be less than 7 000% per annum or more than the maximum rate allowed by applicable law

INTEREST CALCULATION METHOD Interest on this Note is computed on a 365/360 basis, that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding All interest payable under this Note is computed using this method

PREPAYMENT Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default) except as otherwise required by law Except for the foregoing Borrower may pay without penalty all or a portion of the amount owed earlier than it is due Early payments will not unless agreed to by Lender in writing relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest Rather early payments will reduce the principal balance due Borrower agrees not to send Lender payments marked “paid in full” “without recourse or similar language If Borrower sends such a payment Lender may accept it without losing any of Lender’s rights under this Note and Borrower will remain obligated to pay any further amount owed to Lender All written communications concerning disputed amounts including any check or other payment instrument that indicates that the payment constitutes “payment in full of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to Legacy Bank OKC May 2801 W Memorial Oklahoma City OK 73134

LATE CHARGE if a payment is 11 days or more late Borrower will be charged 5 000% of the unpaid portion of the regularly scheduled payment or $23 50, whichever is greater

INTEREST AFTER DEFAULT Upon default including failure to pay upon final maturity the interest rate on this Note shall be increased by adding an additional 5 000 percentage point margin (“Default Rate Margin”) The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default However in no event will the interest rate exceed the maximum interest rate limitations under applicable law

DEFAULT Each of the following shall constitute an event of default (“Event of Default”) under this Note

Payment Default Borrower fails to make any payment when due under this Note

Other Defaults Borrower fails to comply with or to perform any other term obligation covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term obligation covenant or condition contained in any other agreement between Lender and Borrower

Default in Favor of Third Parties Borrower or any Grantor defaults under any loan extension of credit security agreement purchase or sales agreement or any other agreement in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents

False Statements Any warranty representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect either now or at the time made or furnished or becomes false or misleading at any time thereafter

Death or Insolvency The dissolution of Borrower (regardless of whether election to continue is made) any member withdraws from Borrower or any other termination of Borrower’s existence as a going business or the death of any member the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property any assignment for the benefit of creditors any type of creditor workout or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower

Creditor or Forfeiture Proceedings Commencement of foreclosure or forfeiture proceedings whether by judicial proceeding self-help repossession or any other method by any creditor of Borrower or by any governmental agency against any collateral securing the loan This includes a garnishment of any of Borrower’s accounts including deposit accounts with Lender However this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding in an amount determined by Lender in its sole discretion as being an adequate reserve or bond for the dispute

Events Affecting Guarantor Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor does or becomes incompetent or revokes or disputes the validity of or liability under any guaranty of the indebtedness evidenced by this Note

Adverse Change A material adverse change occurs in Borrower’s financial condition or Lender believes the prospect of payment or performance of this Note is impaired

Insecurity Lender in good faith believes itself insecure

Cure Provisions If any default other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months it may be cured if Borrower after Lender sends written notice to Borrower demanding cure of such default (1) cures the default within ten (10) days or (2) if the cure requires more than ten (10) days immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical

LENDER S RIGHTS Upon default Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due and then Borrower will pay that amount

Loan No 11119391	PROMISSORY NOTE (Continued)	Page 2

ATTORNEYS FEES EXPENSES Lender may hire or pay someone else to help collect this Note if Borrower does not pay Borrower will pay Lender that amount This includes subject to any limits under applicable law Lender’s attorneys fees and Lenders legal expenses whether or not there is a lawsuit including without limitation all attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction) and appeals If not prohibited by applicable law Borrower also will pay any court costs in addition to all other sums provided by law

GOVERNING LAW This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions This Note has been accepted by Lender in the State of Oklahoma

DISHONORED ITEM FEE Borrower will pay a fee to Lender of $20 00 if Borrower makes a payment on Borrower’s loan and the check or other payment order including any preauthorized charge with which Borrower pays 5 later dishonored

RIGHT OF SETOFF To the extent permitted by applicable law Lender reserves a right of setoff in a Borrower’s accounts with Lender (whether checking savings or some other account) This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future However this does not include any IRA or Keogh accounts or any trust accounts for which setoff would be prohibited by law Borrower authorizes Lender to the extent permitted by applicable law to charge or setoff all sums owing on the indebtedness against any and all such accounts and at Lender’s option to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph

COLLATERAL Borrower acknowledges this Note is secured by the following collateral described in the security instruments listed herein inventory chattel caper accounts equipment and general intangibles described in Commercial Security Agreements dated March 19 2013

LINE OF CREDIT This Note evidences a revolving line of credit Advances under this Note may be requested orally by Borrower or as provided in this paragraph All oral requests shall be confirmed in writing or the day of the request All communications instructions or directions by telephone or otherwise to Lender are to be [ILLEGIBLE] to Lender’s office shows above The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower at Lender’s address shown above written notice of revocation of such authority Robert M Byers, President/Manager of Foundation Healthcare Affiliates, L L C , Manager of Foundation Surgery Affiliates, LLC, Robert M Byers, President/Manager of Foundation Healthcare Affiliates, L L C, Manager of Foundation Surgical Hospital Affiliates, LLC, Manager of Foundation Surgical Hospital Holdings, LLC, Manager of East El Paso Physicians Medical Center LLC, Scott Banks Chief Financial Officer of Foundation Surgical Hospital Affiliates, LLC and Brad Ottwell, Chief Financial Officer of Foundation Surgery Affiliates, LLC Borrower agrees to be liable for all sums either (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrowers accounts with Lender The unpaid principal balance owing or this Note at any time may be evidenced by endorsements on this Note or by Lenders internal records including daily computer print-outs Lender will have no obligation to advance funds under this Note if (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender including any agreement made in connection with the signing of this Note (B) Borrower or any guarantor ceases doing business or is insolvent (C) any guarantor seeks claims or otherwise attempts to [illegible] modify or revoke such guarantors guarantee of this Note or any other loan with Lender (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender or (E) Lender in good faith believes itself insecure

ADDITIONAL FEES Borrower(s) agrees to pay any and all fees or costs associated with this indebtedness as deemed necessary by Lender for fee documentation or security perfect or These additional fees or costs may include but not be limited to attorney fees appraisal fees title fees filing and recording fees or abstracting fees Said fees if required for Borrower(s) specific loan If not paid when Incurred will be added to the principal of this indebtedness

ADVANCES Notwithstanding any other provision of this Agreement Borrower acknowledges and agrees that all Advances shall be used for the stated purpose as specified in each application for Advance Borrower further acknowledges and agrees that Advances shall not be made by Lender to any deposit account owned by Borrower or when applicable a related entry of Borrower which is held at a financial institution other than that of Lenders

DOCUMENTATION/INFORMATION FEE Lender may require additional documentation or information related to this Indebtedness from the Borrower for loan security or the documentation as deemed appropriate and at the sole discretion of Lender or in accordance with covenants described in the Business Loan Agreement In the event Borrower fails to provide requested documentation or information within 60 days from written request by Lender a fee may be assessed for each incidence in an amount which is the greater of $100 00 or 03% (0003) of the outstanding principal balance of the Indebtedness for each incidence Said fee if not paid when incurred will be added to the principal of this indebtedness

TIMELY ADVANCES After appropriate written request from Borrower for an advance of funds on this indebtedness Lender shall have a reasonable time to consider approval and process of the advance request While Lender will use reasonable effort to fund the advance as soon as feasible Borrower understands and agrees that a reasonable time may be up to 72 hours from the time of delivery of the request not including non business days such as weekends or holidays If delays are expected beyond 72 hours Lender will notify Borrower of the delay and expected funding date and time

CROSS PLEDGED AND CROSS COLLATERALIZED This Note is secured by all Collateral evidenced guaranteed and granted on all Notes and Indebtedness with Lender

SUCCESSOR INTERESTS The terms of this Note shall be binding upon Borrower and upon Borrowers heirs personal representatives successors and assigns and shall inure to the benefit of Lender and its successors and assigns

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address Legacy Bank OKC May 2801 W Memorial Oklahoma City OK 73134

GENERAL PROVISIONS This Note is payable on demand The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Note on its demand If any part of this Note cannot be enforced this fact will not affect the rest of the Note Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them Each Borrower understands and agrees that with or without notice to Borrower Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit (b) alter compromise renew extend accelerate or otherwise change one or more times the time for payment or other terms of any indebtedness including increases and decreases of the rate of interest on the indebtedness (c) exchange enforce waive subordinate fail or decide not to perfect and release any security with or without the substitution of new collateral (d) apply such security and direct the order or manner of sale thereof including without limitation any non judicial sale permitted by the terms of the controlling security agreements as Lender in its discretion may determine (e) release substitute agree not to sue or deal with any one or more of Borrower’s sureties endorsers or other guarantors on any terms or in any manner Lender may choose and (f) determine how when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower Borrower and any other person who signs guarantees or endorses this Note to the extent allowed by law waive presentment demand for payment and notice of dishonor Upon any change in the terms of this Note and unless otherwise expressly stated in writing no party who signs this Note whether as maker guarantor accommodation maker or endorser shall be released from liability All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral or impair fail to realize upon or perfect Lender’s security interest in the collateral and take any other action deemed necessary by Lender without the consent of or notice to anyone All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made The obligations under this Note are joint and several

Loan No 11119391	PROMISSORY NOTE (Continued)	Page 3

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS EACH BORROWER AGREES TO THE TERMS OF THE NOTE

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE

BORROWER

FOUNDATION SURGERY AFFILIATES, LLC

FOUNDATION HEALTHCARE AFFILIATES, L L C, Manager of Foundation Surgery Affiliates, LLC

By
Robert M Byers, President/Manager of Foundation Healthcare Affiliates, L L C

EAST EL PASO PHYSICIANS’ MEDICAL CENTER LLC

FOUNDATION SURGICAL HOSPITAL HOLDINGS, LLC. Manager of East El Paso Physicians’ Medical Center, LLC

FOUNDATION SURGICAL HOSPITAL AFFILIATES, LLC, Manager of Foundation Surgical Hospital Holdings LLC

FOUNDATION HEALTHCARE AFFILIATES, L L C. Manager of Foundation Surgical Hospital Affiliates LLC

By
Robert M Byers, President/Manager of Foundation Healthcare Affiliates, L L C

[ILLEGIBLE]